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                                                                   EXHIBIT 99.5

                [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated January 31, 2002, on our audit of the statement of revenue and certain expenses of Washington Business Park for the year ended December 31, 2000 which report appears in the Form 8-K/A for Bresler & Reiner, Inc. dated February 11, 2001 filed with the Securities and Exchange Commission.

                                      /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
February 11, 2001